-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): MARCH 16, 2004



                             ALDERWOODS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    000-33277                52-1522627
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


      311 ELM STREET, SUITE 1000
      CINCINNATI, OHIO                                           45202
      (Address of Principal Executive Offices)                   (Zip Code)

      Registrant's telephone number, including area code:  (513) 768-7400

                           ---------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    EXHIBITS:

         The Exhibit listed below is being furnished in connection with Item 12.


          Exhibit
          Number                Description
          -------               -----------
           99.1                 Press Release, dated March 16, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 16, 2004, Alderwoods Group, Inc. issued a press release announcing its fourth quarter unaudited and year-end audited financial results, for the 13 weeks and 53 weeks ended January 3, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ALDERWOODS GROUP, INC.




                                   By:      /s/ Ellen Neeman
                                      -------------------------------
                                      Ellen Neeman, Senior Vice
                                      President, Legal & Compliance


Date:  March 16, 2004

                                  EXHIBIT INDEX

             Exhibit
             Number               Description
             -------              -----------

               99.1               Press Release, dated March 16, 2004